UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2026
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1333 Butterfield Road, Downers Grove, Illinois
(Address of principal executive offices)
60515
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 21, 2026, Federal Signal Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the February 23, 2026 record date, there were 60,892,151 shares of the Company’s common stock outstanding. The holders of 57,977,820 shares of common stock, representing 95.2% of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting in person or by proxy. This amount represented a quorum. Set forth below are the final voting results for each of the three proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. The proposals are described in detail in the Company’s 2026 Proxy Statement, filed with the Securities and Exchange Commission on March 6, 2026 (the “2026 Proxy Statement”).

Proposal 1.
The following nominees were elected to the Company’s Board of Directors (the “Board”) to hold office for one year or until their successors are elected and qualified. There were no abstentions, and 1,508,350 broker non-votes, with respect to this matter. The voting results were as follows:

	For	Withhold
Katrina L. Helmkamp	55,473,153	996,317
Eugene J. Lowe, III	55,583,055	886,415
Richard A. Maue	56,280,786	188,684
Shashank Patel	55,761,701	707,769
Brenda L. Reichelderfer	54,691,381	1,778,089
Jennifer L. Sherman	55,803,014	666,456
Eric A. Vaillancourt	56,218,646	250,824
John L. Workman	53,929,611	2,539,859

Proposal 2.
The stockholders, in an advisory vote, approved the named executive officer compensation as disclosed in the 2026 Proxy Statement. There were 1,508,350 broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
52,070,782	4,341,853	56,835

Proposal 3.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026. There were no broker non-votes with respect to this matter. The voting results were as follows:

For	Against	Abstentions
57,543,013	415,535	19,272

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 22, 2026	By:	/s/ Ian Hudson
Ian A. Hudson, Senior Vice President, Chief Financial Officer